                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549




                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) - October 18, 1999




                              J. C. PENNEY COMPANY, INC.
                (Exact name of registrant as specified in its charter)






            Delaware                          1-777                 13-5583779
     (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)                    File No.)        Identification No.)


      6501 Legacy Drive
      Plano, Texas                                                  75024-3698
     (Address of principal                                          (Zip code)
      executive offices)

     Registrant's telephone number, including area code:     (972) 431-1000

     Item 5.     Other Events.
     ______      ____________

          On October 18, 1999, J. C. Penney Company, Inc. ("JCPenney") issued a press release announcing that it had entered into an agreement with General Electric Capital Corporation ("GE Capital") pursuant to which JCPenney would sell to GE Capital substantially all of the assets relating to JCPenney's consumer and commercial private label credit card business. The closing of the transaction is subject to regulatory approval. The press release describing the transaction is incorporated by reference herein to
     Exhibit 20.1 hereto.

     Item 7.   Financial Statements and Exhibits.
     ______    _________________________________

          (c)  Exhibits.

               20.1 J. C. Penney Company, Inc. press release dated October 18, 1999.

                                       SIGNATURES
                                       __________

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J. C. PENNEY COMPANY, INC.


                                        /s/ D. A. McKay
                                        ________________________________________

                                        D. A. McKay
                                        Executive Vice President
                                        and Chief Financial Officer

     Date: November 1, 1999

                                    EXHIBIT INDEX


     Exhibit
     Number               Description
     ______               ___________

     20.1                 J. C. Penney Company, Inc. press release dated
                          October 18, 1999.